Registration No. 333-65599
                                ICA No.811-09053


      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 25, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Pre-Effective Amendment No. [ ]


                        Post-Effective Amendment No. [4 ]


                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                        Pre-Effective Amendment No.  [  ]


                        Post-Effective Amendment No. [4 ]


                        (Check Appropriate Box or Boxes)


                              THE MP 63 FUND, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            HAUPPAUGE, NEW YORK 11788
                            -------------------------
               (Address of Principal Executive Offices)(Zip Code)



                                 (631) 470-2600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                      Stephen C. Schuyer, General Counsel .
                          Orbitex Fund Services, Inc. .
                         The Hauppauge Corporate Center

                                150 Motor Parkway
                            HAUPPAUGE, NEW YORK 11788
                            -------------------------
                     (Name and Address of Agent For Service)

                                 With a copy to:

                            Denis R. Pinkernell, Esq.
                  Satterlee Stephens Burke & Burke & Burke LLP
                                 230 Park Avenue
                               New York, NY 10169


                 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
                 -----------------------------------------------
                 (Approximate Date of Proposed Public Offering)


                             SHARES OF COMMON STOCK
                             ----------------------
                     (Title of Securities Being Registered)

It is proposed that this filing will become effective (check appropriate box):


[   ]  immediately upon filing pursuant to paragraph (b).
[ x ]  on June 28, 2002 pursuant to paragraph (b).
[   ]  60 days after filing pursuant to paragraph (a)(1).
[   ]  on (date) pursuant to paragraph (a)(1).
[   ]  75 days after filing pursuant to paragraph (a)(2).
[   ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


       THE REGISTRANT DECLARES THAT AN INDEFINITE AMOUNT OF ITS SHARES OF
         COMMON STOCK IS BEING REGISTERED BY THE REGISTRATION STATEMENT
          PURSUANT TO SECTION 24(F) UNDER THE INVESTMENT COMPANY ACT OF
                  1940, AS AMENDED, AND RULE 24F-2 THEREUNDER.

                              THE MP 63 FUND, INC.






The MP 63 Fund, Inc (the "Fund"), seeks long-term capital appreciation. The Fund will accumulate shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the "Advisor") for long-term capital appreciation (see Investment Objective and Policies).


This Prospectus, dated June 28, 2002, presents the information about the Fund that you should have before investing. Please read it carefully before investing and retain it for future reference.


A Statement of Additional Information ("SAI"), dated June 28, 2002, is available free of charge by writing the Fund, c/o Orbitex Data Services, Inc., P.O. Box 542007, Omaha, NE 68154, or by calling 1-877-MP63FUN (676-3389). The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference into this Prospectus.





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






RISK/RETURN SUMMARY


INVESTMENT RISKS AND PERFORMANCE


                              Investment Objective



           The MP 63 Fund, Inc.(the "Fund"), seeks long-term capital appreciation. The Fund accumulates shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the "Advisor") for long- term capital appreciation.

             Principal Investment Strategy



           The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in common stock of companies that make up the Moneypaper 63 Stock Index, typically large-capitalization stocks, with an emphasis on quality and diversity. The Moneypaper 63 Stock Index is diversified across industries and is composed of companies that offer direct investment plans ("DRIPS"), regardless of the relative size of the companies. Generally, each company is allocated an equal amount of the total to be invested, in the manner consistent with dollar-cost averaging. To facilitate this investment strategy, the Fund offers an Automatic Investment Plan (page--) and encourages shareholders to hold shares in the Fund for the long-term, or at least five years (see Redemption Fees on page ).



           Principal Risks of Investing in the Fund


           All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or long periods of time. The Fund is also subject to investment risk, which is the chance that returns from large-capitalization dividend-paying stocks will trail returns from other stock categories, the overall stock market, or other investments. During the past five- and ten-year periods, large-cap stocks have at times outperformed the market in general, and similar periods of under-performance are possible. In addition, investors should be aware that the Fund has a limited operating history and that the Advisor has limited experience in acting as an investment Advisor to a mutual fund


       RISK/RETURN





       GRAPHIC OMITTED



       2000:  5.77%


       2001:  -1.09%


           During the periods covered in the bar chart, the highest return for a quarter was 12.13% (quarter ended 12/31/01 ) and the lowest return for a quarter was -9.51% (quarter ended 9/30/01). The Fund's year-to-date return as of March 31, 2002 was 3.54%.



                              AVERAGE TOTAL RETURN





           Annual return includes the reinvestment of dividends and distributions and reflects fund expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The following table shows how the Fund's average annual returns from inception (March 1, 1999) through the end of calendar year 2001, compared with those of the S&P 500 Index, one of the most widely used benchmarks of U.S. equity performance.

                       (FOR THE PERIODS ENDED 12/31/2001)


                                                    1 YEAR          LIFE OF FUND


RETURN BEFORE TAXES                                 -1.09%            1.32%
RETURN AFTER TAXES ON DISTRIBUTIONS (1)             -1.31%            1.05%
RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF  FUND SHARES (1)                     -0.66%            0.92%

S&P 500 INDEX (2)                                   -11.88%          -1.41%

(the S&P 500 Index results do not include deductions for fees, expenses, or taxes)


--------

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

TRANSACTION AND OPERATING EXPENSE TABLE

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. These fees and expenses are described in the Fee Table below and are illustrated in the example that follows:

SHAREHOLDER TRANSACTION FEES
(paid directly from your investment)

Maximum Sales Fee (Load) Imposed on Purchases (as a percentage
of the offering price) (1)                                                 None
Maximum Redemption Fee (2)                                                  2%
Exchange Fees                                                              None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets, expressed as a percentage of net assets)

Management Fees                                                            0.35%
Distribution (and/or Service) (12b-1) Fees                                 None
Other Expenses  (3)                                                        0.90%
     Administration fees       0.35%
     Other expenses            0.55%

Total Fund Operating Expenses(4)                                           1.25%


1 Financial institutions selling Fund shares may charge investors a fee for their services.

2 Shares held less than three years are subject to a 2% Redemption Fee. Shares held less than five years but more than three years will be charged a 1% Redemption Fee. The Redemption Fee does not apply to IRAs and other tax-deferred accounts. For an explanation of Redemption Fees see page .


3 The Fund pays certain operating expenses directly, including custodial, auditing, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering its shares for sale under federal and state securities laws. These expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

4. The Advisor voluntarily agreed to waive some or all of its management fee in order to limit expenses to 1.25% for the fiscal year ended February 28, 2001.





EXAMPLE:


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table.


This example assumes (as required by SEC regulations) that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, early redemption at the end of the 1 year and 3 year periods and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you costs would be:


       1 YEAR                  3 YEARS              5 YEARS             10 YEARS
       ------                  -------              -------             --------
       $335                     $508                 $686                $1,511





       You would pay the following expenses if you did not redeem your shares:


       1 YEAR                 3 YEARS                  5 YEARS        10 YEARS
       ------                 -------                  -------        --------
       $127                   $397                     $686            $1,511




NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS.

                        INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE



The Fund seeks to provide investors with long-term capital appreciation through the accumulation of shares of common stock. The Advisor will make no effort to time the market, and its investment decisions will not be influenced by movement in the stock market in general, and will not respond to the day-to-day ups and downs of the business activities of the companies it holds. Unlike many other equity mutual funds, the Fund does not view a drop in the value of the shares held by the Fund as a negative occurrence. . Because the Fund expects to accumulate shares in the same companies over a period of years, drops in the market prices of any of its holdings give the Fund the ability to buy shares at favorable prices.



Investors are encouraged to add to their Fund positions regularly as a means of accumulating assets slowly over the long term. Investors redeeming their shares in fewer than five years will be subject to a redemption fee. See "How to Redeem Shares", below. It is anticipated that over any 10-year period the Fund will have accumulated more shares at lower prices than it accumulated at higher prices; thus the long-term investor in the Fund has increased the likelihood of achieving the investment objective and has reduced the risk of negative results.


The Fund is not intended to be a complete investment program. There is no assurance that the Fund will achieve its investment objective, which may not be changed without shareholder approval. However, specific investment policies employed by the Advisor to achieve the Fund's objective may be changed or eliminated by the Fund's Board of Directors without shareholder approval. The Fund has also adopted investment restrictions, most of which may not be changed without shareholder approval. See "Investment Objective, Policies and Restrictions" in the SAI.

INVESTMENT POLICIES



The Fund will invest at least 80% of its total assets in the common stocks of the 63 companies that make-up the Moneypaper 63 Stock Index. The Fund's portfolio companies will also satisfy certain other favorable investment characteristics, including growth in earnings, continuous history of paying dividends, low debt ratios, and prospects for future growth.



The Advisor monitors the Fund's portfolio to ensure that the companies in the portfolio meet the investment criteria. The Advisor's disciplined investment approach differs from certain more "actively managed" equity funds because the Advisor is not buying or selling shares of portfolio companies based on swings in economic or market conditions. The Fund, however, should not be confused with, and is not intended to be, an index fund. The Fund will follow closely the stock selections in the Moneypaper's MP 63 Stock Index. See MP 63 Stock Index, below, for a description of such Index; however, the Advisor reserves the right to make independent investment management decisions regarding the composition of the Fund's portfolio. For example, a portfolio company may cease to be listed on the MP 63 Stock Index but continue to be held by the Fund if the Advisor believes that the company meets its criteria for investment or if it would be disadvantageous to the Fund and its shareholders to sell such stock at such time. This determination may also affect the weightings of the stocks or the industries in which the Fund invests as compared with similar weightings in the Index during such time.


The Fund expects to receive cash on an ongoing basis and will be making regular investments in the companies it already holds. Initial investments were made by the Fund in proportion to the then-current holdings of the MP 63 Stock Index. On a regular basis, cash is invested, to the extent possible, evenly among the 63 companies that make up the MP 63 Stock Index. This process results in a strategy similar to that of dollar-cost averaging. By utilizing this strategy when investing additional funds for its shareholders and by minimizing portfolio turnover, the Advisor believes that the Fund will maximize accumulation, thereby compounding its value. Dividends will be reinvested in the companies that paid them.


The Advisor believes that strategy to invest equal dollar amounts in each company will enable the Fund to achieve its investment objective. Each company is allocated an equal amount of the total to be invested (except for those amounts received as dividends, which will be reinvested in the companies that pay them out). The Advisor rounds up the number, or rounds down the number of shares to purchase whole shares on a cost-efficient basis. The difference between the allocation and the amount we actually purchase is carried over to the next investment, but remains allocated to that company in particular.

                                MP 63 STOCK INDEX


The MP 63 Stock Index was created by the editors of The Moneypaper (a monthly investment newsletter) at the start of 1994 in order to track a representative sampling of companies that offer direct investment plans ("DRIPs"). With an emphasis on quality and diversity, the Index contains companies that can easily serve as "core" holdings in any portfolio, and typify the long-term aims of the small investor who uses DRIPs to build wealth. The result is a mixture of industrial companies, utilities, and transportation firms, and runs the gamut from pharmaceuticals to retailers. Included are blue-chip companies, banks, food companies, and other companies that should do well over the long term.


The MP 63 Index was equally weighted at inception (9/1/94) among companies, regardless of their size, and basically follows the fate of $100 investments in each company, with dividends reinvested, individually and in the aggregate. Each company has its own "index," regardless of price level or stock-split history, and the overall index is the aggregate performance of all stocks. When an individual company has a reading of 200, it has doubled the value of its initial investment, which was made at the start of 1994, turning $100 into $200. When the MP 63 passed the 200 level, as it did on June 6, 1997, it meant that an initial investment of $6,300 ($100 in each company) had achieved a value of more than $12,600.


The MP 63 Index is designed to demonstrate to and encourage individual investors to achieve long-term wealth by investing in a diverse group of companies, which decreases risk, and to focus on high-quality, investor-friendly firms that offer DRIPs. By and large, the companies included require ownership of just one share to enroll in their direct investment plan. In addition, these companies either do not charge any fees or, in some cases, charge minimal fees for participating in such plans. Although the Fund may not exactly mirror the holdings of the MP 63 Stock Index, its investing philosophy, as described above, is inspired by it.



Companies are replaced in the MP 63 Fund in conjunction with changes made to the underlying MP 63 Index. Replacements are generally made only when, in the Advisor's judgment, a company adopts a high-fee DRIP or when a component is merged into or acquired by another company that is a non-DRIP company. However, if the acquirer is judged to be a suitable replacement, it may take the place of the company being acquired and the shares are converted without capital gains realization.

RISK CONSIDERATIONS



All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or long periods of time. The Fund is also subject to investment-style risk, which is the chance that returns from large-capitalization dividend-paying stocks will trail returns from other stock categories, the overall stock market, or other investments.



In addition, investors should be aware that the Fund has a limited operating history and that the Advisor has limited experience in acting as an investment Advisor to a mutual fund


PORTFOLIO TURNOVER



Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and investment in other securities. As a result of the Fund's investment policies, the Advisor believes that its portfolio turnover rate will generally be lower than that of most other equity mutual funds. The Fund's portfolio turnover rate was 8.22% for the fiscal year ended February 28, 2002.A low portfolio turnover rate reduces the number of transactions that may also result in the realization of taxable capital gains, some or all of which may be short-term capital gains not eligible for favored tax treatment.



DIVERSIFICATION


The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of its total assets are not subject to this restriction. To the extent that the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


                                   MANAGEMENT


BOARD OF DIRECTORS



The Fund's Board of Directors has the primary responsibility for overseeing the overall management of the Fund and electing its officers. The Fund's Board of Directors is composed of the following five persons: Ted S. Gladstone, President, Gladstone Development Corporation; Gloria L. Schaffer, retired since 1996, prior thereto, from 1991 to 1995, Commissioner of Consumer Protection for the State of Connecticut; Harold G. Weinreb, Consultant since 1987; prior thereto from 1966 to 1987, employed by W.R. Grace & Co.; Vita Nelson, Chief Executive Officer of The Moneypaper, Inc.; and Michael Miola, Assistant Treasurer of the Fund; Consultant since 2001; prior thereto Chief Executive Officer of American Data Services, Inc.

INVESTMENT ADVISOR



The Moneypaper Advisor, Inc. (the "Advisor"), 1010 Mamaroneck Avenue, Mamaroneck, NY 10543, has been retained under an Investment Advisory Agreement with the Fund to act as the Fund's investment Advisor subject to the authority of the Board of Directors. Vita Nelson and David Fish are responsible for the overall management of the Fund's portfolio.


Ms. Nelson's first job in the financial industry was as a bond trader at Granger & Co. in New York, where she made a market in municipal bonds. She is the Chief Executive Officer of The Moneypaper, Inc., and the Editor and Publisher of three well-respected financial publications. Ms. Nelson has, among her achievements, popularized the use of direct investment plans (DRIPs). These plans accept investments from individuals directly (thereby permitting the investor to bypass brokers). Ms. Nelson graduated from Boston University with a degree in Comparative Literature.







Mr. Fish is the Executive Editor of The Moneypaper, Inc. and The Moneypaper Guide to Direct Investing. He is responsible for the daily management of the MP 63 Stock Index and his responsibilities at The Moneypaper, Inc., include research, editing, and revising The Moneypaper's Guide to Direct Investment Plans. Prior to joining The Moneypaper, Inc., in 1994, Mr. Fish had been a Senior Accountant with Thom McAn Shoe Company since 1974. Mr. Fish graduated magna cum laude with a B.S. degree in Business Administration from Worcester State College, Worcester, MA (1974).


The Advisor furnishes the Fund with investment advice and supervises the Fund's management and investment programs. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly management fee equal on an annual basis, to .35% of its average daily net assets.

CODE OF ETHICS

The Fund and the Advisor have adopted a Code of Ethics that restricts personal investing practices by employees of the Advisor and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain clearance before executing personal trades. With respect to Ms. Nelson and other investment personnel, the Code of Ethics prohibits the acquisition of securities in an initial public offering, as well as of profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


Portfolio transactions for the Fund will generally be executed with broker-dealers on an agency basis. The Advisor will be responsible for placing all orders for purchases and sales of the Fund's securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished to the Fund, as well as to the Advisor and its affiliates. Subject to seeking the most favorable price and execution available, the Advisor may consider sales of the Fund's shares (and of those of future series of the Fund) as a factor in the selection of broker-dealers. In addition, any portfolio transactions for the Fund that are executed on an agency basis may be effected through an affiliate of the Advisor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the SAI.


FUND ADMINISTRATOR



The Fund's Administrator is Orbitex Fund Services, Inc. ("OFS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788, and is primarily in the business of providing administrative, fund accounting, and stock transfer services to retail and institutional mutual funds. Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative, and fund accounting services necessary for the Fund, subject to the supervision of the Board of Directors.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee, which is based on its average net assets.



The Administrator's fee is equal to: 0.35% of the first $75 million of the Fund's average net assets; 0.30% of the next $125 million of the Fund's average net assets; 0.25% of the next $300 million of the Fund's average net assets; 0.20% of the next $500 million of the Fund's average net assets and 0.10% of all average net assets of the Fund in excess of $1 billion.



The Fund also reimburses the Administrator for printing, postage, and telephone costs.


TERMINATION


Both the Investment Advisory Agreement and the Administrative Service Agreement are terminable by the Board of Directors of the Fund, the Advisor, or the Administrator, on sixty (60) days' written notice. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" as defined in the Investment Company Act. The Administrative Service Agreement, however, may be assigned, provided the nonassigning party has given prior written consent. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. Absent willful misfeasance, bad faith, gross negligence on the part of the Advisor or willful misuse, bad faith or negligence on the part of the Administrator, or reckless disregard of its obligations thereunder, the Advisor or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.


DISTRIBUTOR



Orbitex Funds Distributor, Inc., an affiliate of the Administrator and the Fund's transfer agent, is the distributor for the Fund's shares.

The Advisor and/or the Administrator may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, either or both entities may make payments out of their own assets to sales representatives and broker-dealers in connection with sales of Fund shares.


                             HOW TO PURCHASE SHARES


GENERAL PURCHASE INFORMATION


The minimum initial investment in the Fund is $1,000. The Fund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. The Fund's shares may be purchased at their net asset value from the Distributor, from other broker-dealers that are members of the NASD, and from certain financial institutions that have entered into selling agreements with the Distributor.



When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined. The Fund's net asset value is determined at 4:15 p.m., Eastern Time on each business day. If an order is placed with a broker-dealer or other financial institution, the broker-dealer or other financial institution is responsible for promptly transmitting the order to the Fund's transfer agent.


Shares of the Fund may be purchased by opening an account either by mail, by phone or, to the extent available and permitted by applicable law, by use of the Internet. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form by the Fund or the transfer agent. Investors may make systematic investments of fixed amounts automatically on a monthly or quarterly basis through the Fund's Automatic Investment Plan. Additional information is available by contacting the Fund's transfer agent at 1-877-MP63FUN (676-3386).



PURCHASES BY TELEPHONE



To open an account by telephone, you must first call 1-877-MP63FUN (676-3386) to obtain an account number and instructions. Information concerning the account will be taken over the phone. Subject to acceptance by the transfer agent , shares of the Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to First National Bank of Omaha . from your bank, which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for the purpose of wiring your investment:


                      First National Bank of Omaha

                      Omaha, NE
                      ABA#104000016
                      Account    #11287485


                      Shareholder Acct. No._________________________________
                                          (Insert Account Number)

                      Shareholder Acct. Name_______________________________
                                            (Insert Shareholder Name)

You must mail a signed application to the Fund's transfer agent at the address listed below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian, and the transfer agent are open for business. A wire purchase will not be considered completed until the wired money is received by the Fund's custodian bank. Any delays in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or of the transfer agent. At present, there is no fee for the receipt of wired funds, but the Fund reserves the right to charge shareholders for this service.



PURCHASES BY MAIL



Subject to acceptance by the Fund's transfer agent , an account may be opened by completing and signing an account application and mailing it, together with a check (subject to the Fund's minimum investment of $1,000) payable to:

                               MP 63  Fund, Inc.

                               c/o  Orbitex Data Services, Inc.
                               P.O. Box 552007
                               Omaha, NE 68154

Payment received by mail for the purchase of shares will be credited to a shareholder's account at the net asset value per share next determined after receipt. In the event that there are insufficient funds to cover a check, the shareholder or prospective investor will be assessed a $15.00 charge.


ADDITIONAL INVESTMENTS


Additional investments may be made at any time (subject to the minimum subsequent investment of $100; $50 for purchases made using the Fund's Automatic Investment Plan) by purchasing shares of the Fund at net asset value. This may be done by mailing a check to the Fund at the address noted under "Purchases by Mail" or by wiring monies to the custodian bank, as outlined above, from a bank or financial institution with which the shareholder has an account and which is a member of the Federal Reserve System, with instructions to transmit federal funds by wire to the Fund.

AUTOMATIC INVESTMENT PROGRAM


You can automatically transfer $50 or more per month or $100 or more per quarter from your bank, savings and loan, or other financial institution to purchase additional shares. Contact the transfer agent by calling 1-877-MP63FUN (676-3386) to obtain authorization forms or for additional information.



OTHER PURCHASE INFORMATION


Investors should be aware that the Fund's account application contains provisions that exclude the Transfer Agent, the Distributor, and certain of the Distributor's affiliates from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.



The Fund must receive an order and payment by the close of business for the purchase to be effective. If funds are received after the close of business (4:00 p.m., Eastern Time), the purchase will become effective on the next business day.



All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.


                              HOW TO REDEEM SHARES


GENERAL REDEMPTION INFORMATION


You may redeem all or a portion of your shares on any day that the Fund values its shares (please refer to "Valuation of Shares" below for more information). Your shares will be redeemed at the net asset value next determined after receipt of your instructions in good form as explained below. The Fund's net asset value will fluctuate on a daily basis. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.



If authorized in the account application, you may contact the transfer agent by telephone with an oral request or send a written request. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number, and either a Social Security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

SIGNATURE GUARANTEES


No signature guarantee is required for redemptions in an amount less than $2,500 or when the redemption amount is to be sent to a shareholder directly. To protect shareholder accounts, the Fund, and its Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account when (1) the proceeds are to be sent to someone other than to the registered shareholder(s) at the registered address, and/or (2) shares are requested to be transferred to another individual or entity other than the shareholder. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations, and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-877-MP63FUN (676-3386) for further details.


BY MAIL



The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:15 p.m., Eastern time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund, and the transfer agent are open for business. Requests should be addressed to: MP 63 Fund, c/o Orbitex Data Services, Inc., P.O. Box 542007, Omaha, NE 681542. Requests in "good order" must include the following documentation:



(a) a letter or standard form of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


(b) any required signature guarantees (see Signature Guarantees, above); and


(c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans, and other organizations.


BY TELEPHONE



Provided the Telephone Redemption Option has been authorized in the application, a redemption of shares may be requested by calling the Fund's Transfer Agent at 1-877-MP63FUN (676-3386) and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine.

The transfer agent's records of such telephone instructions are binding and each shareholder, and not the Fund or its transfer agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification information prior to acting upon instructions received by telephone.



PAYMENT OF REDEMPTION PROCEEDS


After your shares have been redeemed, proceeds will be paid within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were recently purchased by a check drawn on a bank that is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).


REDEMPTION FEE



The Fund is designed for long-term investors. It is not designed for short-term traders whose frequent purchases can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs as measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Moreover, short-term sales have tax consequences that would be borne by the remaining shareholders. For these reasons, the Fund assesses a 2% fee on the redemption of shares held for less than three years. This fee is reduced to 1% for shares held for more than three years but less than five years, and no fee is charged for shares held for more than five years. The early redemption fees will be paid to the Fund to help offset Fund expenses.




The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, profit-sharing plans, and money purchase pension plans). This fee also does not apply to shares held in IRA accounts.



To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than five years, a redemption fee will be assessed. In determining the "five year" or "three year" provision, the Fund will use the anniversary date of a transaction. Thus, for example, shares purchased on January 1, 1999, would have been subject to a 2% fee if they were redeemed on or prior to December 31, 2001. Such shares redeemed on or after January 1, 2004, will not be subject to any redemption fee. In the event of a partial redemption, shares will be redeemed on a first-in/first- out basis, that is, the earliest purchased shares will be deemed to be redeemed first.

INVOLUNTARY REDEMPTION


The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $500 as the result of a redemption request. You will be notified in writing prior to any such redemption and will be allowed 30 days in which to make additional investments before the redemption is processed.


SHAREHOLDER SERVICES


The Fund offers several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you.


AUTOMATIC INVESTMENT PROGRAM



You can automatically transfer $50 or more per month, or $100 or more per quarter, from your bank, savings and loan, or other financial institution to purchase additional shares. Contact the transfer agent by calling 1-877-MP63FUN (676-3386) to obtain authorization forms or for additional information.



TELEPHONE TRANSACTION PRIVILEGES



Shareholders purchasing shares directly from the Fund will hold their shares with the Fund's transfer agent. You may authorize telephone redemption transaction privileges by selecting that option on the application form. It may be difficult to reach the Fund by telephone during periods when market or economic conditions foster an unusually large volume of telephone requests. Although the Advisor believes that this would not be an advantageous time at which to redeem your shares, you may still elect to do so. If you cannot reach the Fund by telephone, you should issue written instructions to the transfer agent at P.O. Box 542007, Omaha, NE 68154. The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

TAX-QUALIFIED RETIREMENT PLANS


The Fund is available for your tax-deferred retirement plan.


o Individual Retirement Accounts ("IRAs"): simple IRAs, Roth IRAs, Education IRAs, or any other form of IRA permitted by law;


o 403(b) plans for employees of public school systems and non-profit organizations;


o 401(k) plans;


o Profit-sharing plans and pension plans for corporations and employees.


You can also transfer your tax-deferred plan from another fund or custodian. The shareholder bears the responsibility for any tax obligations incurred, such as with respect to the conversion of a tax-deductible IRA to a Roth IRA. An IRA disclosure document including a Request to Transfer form can be obtained by calling the Fund at 1-877-676-3386.


CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION



The transfer agent, on behalf of the Fund, will send you confirmations of all of your purchases or redemptions of Fund shares. If there is no activity in your Fund account, you will receive account statements on a quarterly basis. In addition, you will receive various IRS forms after the first of each year detailing important tax information, and the Fund is required to supply annual and semi annual reports that list securities held by the Fund and include its then-current financial statements.



DIVIDENDS AND DISTRIBUTIONS


The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.


Although the Fund's Advisor believes that accumulating shares through the reinvestment of all dividends and capital gains distributions contributes to the success of this investment strategy and suggests that shareholders reinvest all distributions in additional Fund shares, by law the Fund must allow you to choose from among the following three options:


o Reinvest all distributions in additional shares;


o Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

o Receive all distributions in cash.


You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares. You will receive a statement confirming the reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period (generally three months), the Transfer Agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund at the then Net Asset Value. Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund. Be sure to send the Transfer Agent notification of any change of address.


VALUATION OF SHARES



The Fund computes its net asset value (or price per share) on each day the NYSE is open for business. The calculation is made as of the regular close of the Exchange (currently 4:15 p.m., Eastern Time).




Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.


Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.


TAX STATUS


Distributions of income by the Fund are generally taxable to shareholders as ordinary income. Certain Fund distributions may be considered as short- or long-term capital gain. Capital gains may be taxable at different rates depending on the length of time that the Fund holds its assets. Interest income from direct investment by noncorporate taxpayers in U.S. Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income. The Transfer Agent will send a notice to each shareholder (Form 1099 or 1099 substitute) advising the shareholder of any taxable income or capital gains distributed by the Fund for each taxable year.



A sale of Fund shares is a taxable event that may result in a capital gain or loss. To the extent that redemption requests result in sales of shares of the Fund's portfolio securities, remaining shareholders may be subject to capital gains or losses. However, the Fund's early redemption fee policy, the fees from which are used to defray Fund expenses, is designed to encourage longer-term investment in the Fund and to discourage redemptions. The early redemption fee is designed to discourage such sales and compensate existing shareholders.



For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the SAI. Before investing in this Fund, you should consult your tax Advisor regarding the consequences of your local and state tax laws.

FINANCIAL HIGHLIGHTS



                              THE MP63 FUND, INC.
                              Financial Highlights
                (For a share outstanding throughout each period)


                                                 For the            For the      For the
                                                Year Ended        Year Ended    Year Ended
                                                February 28,     February 28,   February 29,
                                                    2002            2001            2000
                                               ---------------------------------------------

Net asset value, beginning of period ..........   $     9.90     $     8.81     $    10.00
                                                  ----------     ----------     ----------

INCOME (LOSS) FROM
       INVESTMENT OPERATIONS:
       Net investment income (loss) ...........         0.06           0.07           0.08
       Net realized and unrealized gain (loss)
         on investments .......................         0.34           1.10          (1.21)
                                                  ----------     ----------     ----------
       Total from investment operations .......         0.40           1.17          (1.13)
                                                  ----------     ----------     ----------

LESS DISTRIBUTIONS:
       Dividends from net investment income ...        (0.06)         (0.08)         (0.04)
       Distributions from net realized gains ..         0.00           0.00          (0.02)
                                                  ----------     ----------     ----------
       Total dividends and distributions ......        (0.06)         (0.08)         (0.06)
                                                  ----------     ----------     ----------

Net asset value, end of period ................   $    10.24     $     9.90     $     8.81
                                                  ==========     ==========     ==========

Total return ..................................         4.02%         13.25%        (11.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......   $   18,486     $   15,205     $   12,374
Ratio of expenses to average net assets .......         1.25%          1.25%          1.15%
Ratio of expenses to average net assets,
       before reimbursement ...................         1.25%          1.44%          1.81%
Ratio of net investment income to
       average net assets .....................         0.63%          0.70%          0.86%
Ratio of net investment income to
       average net assets, before reimbursement         0.63%          0.51%          0.20%
Portfolio Turnover Rate .......................         8.22%          9.17%          0.97%


PRIVACY STATEMENT


AT THE MP 63 FUND, WE RECOGNIZE AND RESPECT THE PRIVACY OF EACH OF OUR INVESTORS AND THEIR EXPECTATIONS FOR CONFIDENTIALITY. THE PROTECTION OF INVESTOR INFORMATION IS OF FUNDAMENTAL IMPORTANCE IN OUR OPERATION AND WE TAKE SERIOUSLY OUR RESPONSIBILITY TO PROTECT PERSONAL INFORMATION.


WE COLLECT, RETAIN AND USE INFORMATION THAT ASSISTS US IN PROVIDING THE BEST SERVICE POSSIBLE. THIS INFORMATION COMES FROM THE FOLLOWING SOURCES:

o ACCOUNT APPLICATIONS AND OTHER REQUIRED FORMS,
o WRITTEN, ORAL, ELECTRONIC OR TELEPHONIC COMMUNICATIONS AND
o TRANSACTION HISTORY FROM YOUR ACCOUNT.

WE ONLY DISCLOSE PERSONAL NONPUBLIC INFORMATION TO THIRD PARTIES AS NECESSARY AND AS PERMITTED BY LAW.


WE RESTRICT ACCESS TO PERSONAL NONPUBLIC INFORMATION TO EMPLOYEES, AFFILIATES AND SERVICE PROVIDERS INVOLVED IN SERVICING YOUR ACCOUNT. WE REQUIRE THAT THESE ENTITIES LIMIT THE USE OF THE INFORMATION PROVIDED TO THE PURPOSES FOR WHICH IT WAS DISCLOSED AND AS PERMITTED BY LAW.


WE MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS THAT COMPLY WITH FEDERAL STANDARDS TO GUARD NONPUBLIC PERSONAL INFORMATION OF OUR INVESTORS.


COUNSEL AND INDEPENDENT AUDITORS


Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, New York, NY 10169. Mendlowitz Weitsen, LLP, K2 Brier Hill Court, ,E. Brunswick, NJ 08816 - 3341 have been selected as independent accountants for the Fund.



A Statement of Additional Information ("SAI") containing additional information about the Fund, dated June 28, 2002, is available free of charge. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. An SAI and/or the Annual and Semi-Annual Reports will be sent to any investor within three (3) business days of the Fund's receipt of a request for one. Such requests should be addressed to the Fund c/o Orbitex data Services, Inc., P.O. Box 542007, Omaha, NE 68154. The telephone number for shareholder inquiries and to request copies of the SAI or the Fund's Annual and Semi-Annual Reports is 1-877-MP63FUN (676-3386). Furthermore, information about the Fund, including the SAI can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Commission's Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are also available on the EDGAR database or on the Commission's Internet site at HTTP://WWW.SEC.GOV Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.



                   (INVESTMENT COMPANY ACT FILE NO. 811-09053)

                               INVESTMENT ADVISOR
                            Moneypaper Advisor, Inc.


                                  ADMINISTRATOR
                          Orbitex Fund Services, Inc.

                 TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
                          Orbitex Data Services, Inc.

                                    CUSTODIAN
                                 U.S. Bank, N.A.

                                   Distributor
                         Orbitex Funds Distributor, Inc.

                             INDEPENDENT ACCOUNTANTS
                             Mendlowitz Weitsen, LLP

                                  LEGAL COUNSEL
                               Satterlee Stephens
                                Burke & Burke LLP
                           230 Park Avenue, Room 1130
                               New York, NY 10169



6/28/02









                                  THE MP63 FUND

                                   PROSPECTUS

                                TABLE OF CONTENTS

Risk/return Summary........................

Investment Objective and Policies..........

Risk Considerations........................

Management's Discussion of Fund's
      Performance..........................

Management.................................

How to Purchase Shares.....................

How to Redeem Shares.......................

Shareholder Services.......................

Dividends and Distributions................

Valuation of Shares........................

Tax Status.................................

Financial Highlights.......................

Counsel and Independent Auditors...........

                                MP 63 FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION



                                Table of Contents
                                      PAGE

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.................................

DIRECTORS AND EXECUTIVE OFFICERS................................................

INVESTMENT ADVISORY AND OTHER SERVICES..........................................

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE..............................

TAXATION .......................................................................

OWNERSHIP OF SHARES.............................................................

DIVIDENDS AND DISTRIBUTIONS.....................................................

NET ASSET VALUE.................................................................

PERFORMANCE COMPARISONS.........................................................

COUNSEL AND INDEPENDENT ACCOUNTANTS.............................................

OTHER INFORMATION...............................................................

FINANCIAL STATEMENTS............................................................





This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated June 28 , 2002 . A copy of the Prospectus may be obtained from the Fund c/o Orbitex Data Services, Inc., P.O. Box 552007, Omaha, NE 68154 telephone 1-877-MP63FUND (676-3386).

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

           The Fund is an open-end, diversified management investment company which was incorporated under the laws of the state of Maryland on October 13, 1998. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors. The Fund currently offers its shares in one series, which is being offered for sale. The Fund's investment objective and a summary of its investment policies are set forth in the Prospectus. Additional information regarding the Fund's investment policies and restrictions is set forth below.

           INVESTMENT POLICIES. The following paragraphs provide additional information about the Fund's investment policies. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

           REPURCHASE AGREEMENTS. In addition to common stock, the Fund may invest in repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs of delays. To the extent that proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

           SECURITIES LOANS. Although not currently the intention of the Fund to do so, the Fund reserves the right to make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

           INVESTMENT RESTRICTIONS

           In addition to the investment objective and policies set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to the Fund, without the vote of a majority of the Fund's outstanding shares. Non-fundamental investment restrictions of the Fund may be changed by the Board of Directors.

           As fundamental investment restrictions, the Fund will not:

           1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction also does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

           2. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

           3. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction number 4 below.

           4. Borrow amounts in excess of 10% of the cost or 5% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes in order to meet redemption requests. The reason the Fund might borrow would be to avoid selling a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by the Fund on borrowed funds would decrease its net earnings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 15% of the value of its total assets.

           5. Purchase or sell real estate, commodities or commodity futures contracts.

           6. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

           7. Engage in any short-selling operations.

           8. Lend money other than through the purchase of debt securities in accordance with its investment policies.

           9. Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except as permitted by the Fund under its investment policies.

           10. Acquire or retain more than 5% of the securities of any other investment company.

           The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

           The Fund will not:

           1. Acquire securities for the purpose of exercising control over management.

           2. Invest more than 15% of its net assets in illiquid securities.



           Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

DIRECTORS AND EXECUTIVE OFFICERS [NOTE TO TOLEDO -THIS SECTION IS ALL NEW]


                     The following table contains information concerning the directors and officers of the Fund and their principal occupations during the past five years.



------------------------ ------------------ --------------------- ----------------------- --------------------- -------------------
NAME, ADDRESS AND AGE    POSITION(S) HELD   TERM OF OFFICE AND    PRINCIPAL               NUMBER OF             OTHER DIRECTORSHIPS
                         WITH THE FUND      LENGTH OF TIME        OCCUPATION(S) DURING    PORTFOLIOS IN FUND    HELD BY DIRECTOR
                                            SERVED(1)             PAST 5 YEARS            COMPLEX OVERSEEN BY
                                                                                          DIRECTOR
------------------------ ------------------ --------------------- ----------------------- --------------------- -------------------

DISINTERESTED DIRECTORS :

------------------------------------------- ---------------------------------------------------------------------------------------
Ted S. Gladstone         Director           Indefinite - since    President, Gladstone    1                     None
Age:  70                                    1998                  Development
555 Theodore Fremd                                                Corporation (real
Avenue,                                                           estate development)
Suite B103
Rye, NY 10580                                                     Partner, CA White
                                                                  (real estate

Gloria Schaffer          Director           Indefinite - since    development)            1                     Director, Hercules
Age:  71                                    1998                                                                Corporation
555 Theodore Fremd                                                                                              (chemical
Avenue, Suite B103                                                                                              manufacturing)
Rye, NY 10580

Harold Weinreb                                                                                                  None
Age: 70                  Director           Indefinite - since    Consultant
555 Theodore Fremd                          1998                                          1

Avenue,
Suite B103
Rye, NY 10580
------------------------ ------------------ --------------------- ----------------------- --------------------- --------------------


-------------------------------------------- ---------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

-------------------------------------------- ---------------------------------------------------------------------------------------

------------------------- ------------------ ---------------------- ----------------------- -------------------- -------------------

Vita Nelson (1) (2)       Director, Chairman    Indefinite - since     President, Editor and   1                Director, The
Age:  64                  of the Board and      1998                   Publisher of The                         Moneypaper Advisor,
555 Theodore Fremd        President                                    Monepaper, Inc.                          Inc.; Director,
Avenue,                                                                (newsletter)                             Temper of the Times
Suite B103,                                                                                                     Communications, Inc.
Rye, NY 10580






Michael Miola (2)         Director and          Indefinite - since     Consultant since 2001; prior      1
Age: 50                   Assistant Treasurer   1998                   thereto from 1984 to
555 Theodore Fremd                                                     2001, Chairman & CEO
Avenue,                                                                of American Data Services, Inc.
Suite B 103
Rye, NY 10580


------------------------- --------------------- ---------------------- ----------------------- -------------------- ----------------


----------------------------------------------- ------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:
----------------------------------------------- ------------------------------------------------------------------------------------

Lester Nelson            Secretary and          Indefinite -           Partner of the law firm   1             Director, Moneypaper
Age:  73                 Treasurer              Secretary since 1998   of Nelson & Nelson                      Advisor, Inc.;
555 Theodore Fremd                              and Treasurer since                                            Director, Temper of
Avenue,                                         2002                                                           the Times
Suite B 103                                                                                                    Communications, Inc.

Rye, NY 10580
------------------------ ---------------------- ---------------------- ------------------------- ------------------ ---------------



(1)  Vita Nelson and Lester Nelson are married.
(2) Vita Nelson is President of the Fund and a Director of the Fund's Advisor, The Moneypaper Advisor, Inc. and, therefore, is an "Interested Director" of the Fund. Michael Miola, is the Assistant Treasurer of the Fund and former Chairman and CEO of the Fund's Administrator (formerly named American Data Services, Inc.), is an "Interested Director" of the Fund.


           The members of the Audit Committee of the Board of Directors are Ted
S. Gladstone, Gloria Schaffer and Harold Weinreb. Ms. Schaffer acts as the chairperson of such committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Fund a firm of independent certified public accountants. During the fiscal year ended February 28, 2002, the Audit Committee met one time.

           Those Directors who are officers or employees of the Advisor, the Administrator or their affiliates receive no remuneration from the Fund. Each disinterested Director receives a fee from the Fund for each regular quarterly and in-person special meetings of the Board of Directors attended. Each Member of the Board who is not affiliated with the Advisor or the Administrator receives $1,000 per year for serving as a director of the Fund and $250 for each meeting attended. In addition, each Director who is not affiliated with the Advisor or the Administrator may be reimbursed for expenses incurred in connection with attending meetings.

           The following table sets forth the compensation paid by the Fund to each disinerested Director during the fiscal year ended February 28, 2002

                                                     Pension or
                                                     Retirement            Estimated
                                   Aggregate       Benefits Accrued         Annual         Total Compensation
      Name of                     Compensation     As Part of Fund      Benefits Upon      From Fund Paid to
  Person, Position                  From Fund        Expenses            Retirement           Directors
------------------------------------------------------------------------------------------------------------------
Ted S. Gladstone, Director            $2,000           none                  none             $2,000

Gloria Schaffer, Director             $2,000           none                  none             $2,000

Harold G. Weinreb, Director           $2,000           none                  none             $2,000


---------------------------------------------------------------------- -------------------------------------------

--------------------------------------------------------------------------------

           As of May 31, 2002 , the directors and officers of the Fund as a group, owned of record or beneficially, 2.7% of the Fund's outstanding shares.

           The following table sets forth the dollar range of shares of the Fund owned by each Director of the Fund as of December 31, 2001:


                                                        AGGREGATE DOLLAR RANGE
       NAME OF DIRECTOR         DOLLAR RANGE OF EQUITY  OF EQUITY IN SECURITIES
                                SECURITIES IN THE FUND  IN ALL REGISTERED
                                                        INVESTMENT COMPANIES
                                                        OVERSEEN BY DIRECTOR
                                                        IN THE FUND FAMILY

-------------------------------------------------------------------------------

       DISINTERESTED DIRECTORS:

--------------------------------------- --------------------------- -----------

TED S. GLADSTONE                        None                        None
Gloria L. Schaffer                      None                        None
Harold G. Weinreb                       $1 - $10,000

--------------------------------------- --------------------------- -----------

--------------------------------------- ---------- ---------------- -----------

        INTERESTED DIRECTORS:

--------------------------------------- ---------- ---------------- -----------

Vita Nelson                             over $100,000
Mike Miola                              None                        None


--------------------------------------- --------------------------- -----------

                     INVESTMENT ADVISORY AND OTHER SERVICES

           The investment advisor for the Fund is The Moneypaper Advisor, Inc. (the "Advisor"). The Advisor will act as such pursuant to a written agreement which, after its initial two-year period, must be annually re-approved by the Board of Directors. The address of the Advisor is 555 Theodore Fremd Avenue, Suite B103, Rye, New York 10580

CONTROL OF THE ADVISOR

           The stock of the Advisor is owned by The Moneypaper, Inc., of which Vita Nelson is the majority shareholder.

INVESTMENT ADVISORY AGREEMENT

           The Advisor acts as the investment Advisor of the Fund under an Investment Advisory Agreement which has been approved by the Board of Directors (including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).


           The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities on not more than sixty (60) days' written notice to the Advisor, and by the Advisor on sixty (60) days' written notice to the Fund. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only if such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. In approving the continuation of the Investment Advisory Agreement for the current term, the Board considered a number of factors, including the nature and quality of the services provided by the Advisor and the reasonableness of the compensation payable to the Advisor. The Board also analyzed the expense ratio and performance of the Fund as compared to other funds with similar investment objectives. After such analysis and consideration, the Board determined that continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

           Pursuant to its Investment Advisory Agreement, the Fund will pay the Advisor monthly an advisory fee equal, on an annual basis, to 0.35% of its average daily net assets. The Advisor may waive a portion of its fees from time to time. For the fiscal year ended February 28, 2002, the Investment Advisory fees amounted to $58,260. For the fiscal year ended February 28, 2001, Investment Advisory fees amounted to $50,907; of this amount $28,359 was voluntarily waived by the Advisor.


           Under the Investment Advisory Agreement, the Advisor provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Fund's Board of Directors to ensure that they meet the criteria described in the prospectus. The Advisor is obligated to pay the salaries and fees of any affiliates of the Advisor serving as officers of the Fund.

Code of Ethics

           The Fund, the Advisor and the Distributor have each adopted Codes of Ethics in compliance with Rule 17j-1 of the Investment Company Act of 1940, that restricts personal investing practices by their employees. Among other provisions, the Codes of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain clearance before executing personal trades. With respect to Ms. Nelson and other investment personnel, the Code of Ethics prohibits the acquisition of securities in an initial public offering, as well as of profits derived from the purchase and sale of the same secutity within 60 calendar days. These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.


ADMINISTRATOR


           The Administrator for the Fund is Orbitex Fund Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative and fund accounting services to retail and institutional mutual funds. Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Directors. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.


           The Administrative Service Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty (60) days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

           Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides entry of all data from shareholders' applications; (ii) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund;
(iii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iv) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (v) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws;
(vi) preparing notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

           The Administrator also provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES

           For the administrative, fund accounting, transfer agent and disbursing agent services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. For the fiscal years ended February 28, 2002 and February 28, 2001, the Administrator earned fees amounting to $77,648 and $75,124 respectively, which included out-of-pocket expenses for printing, postage and telephone costs.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


           U.S. Bank, N.A. serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Orbitex Data Services, Inc. acts as the Fund's transfer agent and dividend disbursing agent.




DISTRIBUTION AGREEMENT


           Orbitex Funds Distributors, Inc., an affiliate of the Administrator and the Transfer Agent, has entered into a distibution agreement with the Fund to serve as distributor for the Fund's shares.

           The Advisor and/or the Administrator may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund Shares. In particular, either or both entities may make payments out of their own assets to sales representatives and broker-dealer in connection with sales of Fund shares.

OTHER EXPENSES

           Fees paid to the Advisor and the Administrator are deducted from income of the Fund before dividends are paid. In addition, the Fund pays expenses including the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, fees and expenses of officers and Directors who are not affiliated with the Advisor, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

           The Fund's assets are invested by the Advisor in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Advisor is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

           U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

           In placing orders for the purchase and sale of portfolio securities for the Fund, the Advisor will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Advisor will select broker-dealers, including Temper of the Times Communications, Inc., its affiliate, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

           Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. During the fiscal years ended February 28, 2002 and February 28, 2001, the Fund paid brokerage commissions amounting to $2,407 and $4,012, respectively.


           It has for many years been a common practice in the investment advisory business for Advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such Advisors and from third parties with which such broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Advisor. Where the services referred to above are not used exclusively by the Advisor for research purposes, the Advisor, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions.

           As permitted by Section 28(e) of the 1934 Act, the Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Advisor's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Directors may adopt from time to time. Nevertheless, the Advisor does not currently intend to cause the Fund to make such payments. Accordingly, the Advisor will use its best efforts to obtain the most favorable price and execution available with respect to all of the Fund's transactions, as described above.

           Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                    TAXATION

           The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

           Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

           Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of the Fund's investment return.

           A sale of the Fund's shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

           Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

           Ordinarily, distributions and redemption proceeds earned by the Fund shareholder are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if the Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

           The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

                               OWNERSHIP OF SHARES

           All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the Board of Directors, and in the distribution of any net assets upon liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

           Each share of the Fund has one vote (with proportionate voting for fractional shares) regardless of the relative net asset values of the Fund's shares. If pursuant to the Fund's Bylaws, the holders of shares representing at least 10% of the Fund's total outstanding shares request that the Fund hold a special meeting of shareholders it will do so. Unless required under the Investment Company Act, the Fund will not necessarily hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the Board of Directors or the appointment of auditors. The Fund will assist in the communication with other shareholders. In addition, the Investment Company Act requires a shareholder vote for all amendments to the Fund's fundamental investment objective and policies and investment restrictions and for any amendments to investment advisory contracts.

           The Fund may hold informal informational meetings of shareholders to discuss the Fund's and the Advisor's current investment philosophy and to address any concerns that shareholders may have. Shareholders will receive advance notice of the date, time and location of such meetings. However, no official business may be conducted at such meetings.


           As of May 31, 2002 , no person is known by the Fund who owns, beneficially or of record, 5% or more of the Fund's outstanding shares.

                           DIVIDENDS AND DISTRIBUTIONS

           Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

           Dividends are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

           The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days are determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

                                    NET ASSET

           The method for determining the Fund's net asset value is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             PERFORMANCE COMPARISONS

           Total return quoted in advertising and sales literature reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.


           The Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Fund's current Prospectus, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


                                 P(1 + T)n = ERV

                     Where:

                     P      =      a hypothetical initial investment of $1000

                     T      =      average annual total return

                     n      =      number of years

                     ERV    =       ending  redeemable  value of a hypothetical
                                    $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

           Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent average figures as opposed to actual year-to-year performance.

        Average annual total return (before taxes):

        For the one- year period ended February 28, 2002:           4.02%

        Since inception (3/1/99)

               ended February 28, 2002:                             1.44%


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) IS CALCULATED ACCORDING TO THE FOLLOWING FORMULA:

P(1+T)n=ATVDR

Where P=a hypothetical initital investment of $1,000: T=average total return (after taxes on distributions and redemption); n=number of years; and ATVDR=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions and redemptions. All dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally, the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value is determined by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting fron the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions, and do not reflect the impact of state and local taxes; actual after-tax income tax returns depend on the investors tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     Average annual total return (after taxes on distributions):
     For the one-year period ended February 28, 2002:                 3.79%
     For the period since inception (3/1/99) ended-
          February 28, 2002:                                          1.19%

     Average annual total return (after taxes on distributions and sale of
          Fund shares):
     For the one-year period ended February 28, 2002:                 2.46%
     For the period sinc inception (3/1/99) ended
          February 28, 2002:                                          1.03%

           In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.


           The Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

           The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

           Independent publications may also evaluate the Fund's performance. The Fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

           Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of the Fund's performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the Fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

                     Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, New York, NY 10169. Mendlowitz Weitsen, LLP, K2 Brier Hill Court, E. Brunswick, NJ 08816 - 3341 has been selected as independent accountants for the Fund.

                                OTHER INFORMATION


                     The Advisor has been registered with the Securities Exchange Commission ("SEC") under the Investment Advisors Act of 1940 since December 1998. The Fund has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Advisor by the SEC.


           For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                              FINANCIAL STATEMENTS


           The financial statements of the Fund for the fiscal year ended February 28, 2002, included in the Annual Report to Shareholders of the Fund, are incorporated herein by reference. These financial statements only include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the County of Westchester and State of New York, on the 25th day of June 2002.

                                            MP 63 FUND, INC.

                                            By: /S/ LESTER NELSON
                                            ---------------------
                                            Lester Nelson, Secretary and
                                            Treasurer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


/S/ VITA NELSON                     June 25, 2002
---------------
Vita Nelson                         Director, Chairman of the
                                    Board and Chief Executive
                                     Officer

/S/MICHAEL MIOLA                    June 25, 2002
----------------
Michael Miola                       Director


/S/TED S. GLADSTONE                 June 25, 2002
-------------------
Ted S. Gladstone                    Director

/S/GLORIA L. SCHAFFER               June 25, 2002
---------------------
Gloria L. Schaffer                  Director

/S/HAROLD G. WEINREB                June 25, 2002
--------------------
Harold G. Weinreb                   Director

The above persons signing as Director are all of the members of the Registrant's Board of Directors.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)   Articles of Incorporation(1)

(b)   Bylaws of the Fund(1)

(c)   Not Applicable

(d)   Investment Advisory Agreement(2)


(e)   Distribution Agreement(6)


(f)   Not Applicable

(g)   Custody Agreement(2)

(h)   Administrative Service Agreement(2)

(i) Opinion of Satterlee Stephens Burke & Burke LLP as to the legality of the securities being registered, including their consent to the filing thereof and as to the use of their names in the Prospectus(3)


(j)   Consent of Mendlowitz Weitsen, LLP, independent accountants( 6)


(k)   Not Applicable (4)

(l)   Subscription Letter(2)

(m)   Not Applicable

(n)   Not Applicable

(o)   Not Applicable

(p)   Code of Ethics (5)

(1) Filed with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement on October 13, 1998.

(2) Filed with the Securities and Exchange Commission as an Exhibit to Amendment No. 1 to the Registrant's Registration Statement on January 5, 1999.

(3) Filed with the Securities and Exchange Commission as an Exhibit to Amendment No. 2 to the Registrant's Registration Statement on November 30, 1999.

(4) Filed with the Securities and Exchange Commission as an Exhibit to Post-effective Amendment No. 2 to the Registrant's Registration Statement on. June 30, 2000.

(5) Filed with the Securities and Exchange Commission as an Exhibit to Post-Effective Amendment No. 3 the Registrant's Registration Statement on June 29, 2001.

(6)   Filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable

ITEM 25.  INDEMNIFICATION.

(a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

           "NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

           (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Certain information pertaining to business and other connections of the Registrant's Adviser, The Moneypaper Advisors, Inc. is hereby incorporated herein by reference to the section of the Prospectus captioned "Management" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." The information required by this Item 26 with respect to each director, officer or partner of The Moneypaper Advisors, Inc. is incorporated by reference to Form ADV filed by The Moneypaper Advisors, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-56017).

ITEM 27. PRINCIPAL UNDERWRITER.



           (a) . Orbitex Funds Distributors, Inc., the Fund's Distributor, also acts as Distributor for Alpha Analytics Investment Trust, Canandaigua Funds, DCM Series Trust, The North Country Funds and The Orbitex Group of Funds.

           (b Information with respect to each officer and director of Orbitex Funds Services, Inc. is incorporated by reference to Schedule A of Form BD filed by it under the Securities and Exchange Act of 1934 (File No. 8-049442).

           (c)Not Applicable.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


The accounts and records of the Fund are located, in whole or in part, at the office of the Fund and the Administrator: Orbitex Fund Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. The Custodian's records are located at its offices at U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. the Adviser's records are located at its offices at 555 Theordore Fremd Avenue, Suite B 103, Rye, New York 10580.

ITEM 29  MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

Registrant undertakes to furnish each person, to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof, to which the prospectus relates upon request and without charge.